UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2022

LHC GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33989	71-0918189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 Hugh Wallis Road South, Lafayette, LA 70508
(Address of Principal Executive Offices) (Zip Code)

(337) 233-1307
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LHCG	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.07.          Submission of Matters to a Vote of Security Holders.

LHC Group, Inc. (the “Company” or “LHC”) held its Special Meeting of Stockholders on June 21, 2022 (the “Special Meeting”) in connection with the Agreement and Plan of Merger, dated as of March 28, 2022 (the “Merger Agreement”), with UnitedHealth Group Incorporated (“UnitedHealth Group”) and Lightning Merger Sub Inc. (“Merger Sub”), a wholly-owned subsidiary of UnitedHealth Group, pursuant to which Merger Sub will be merged with and into LHC (the “Merger”) and LHC will survive the Merger as a wholly-owned subsidiary of UnitedHealth Group.

As of the close of business on May 16, 2022, the record date for the Special Meeting, there were 31,027,698 shares of LHC common stock, par value $0.01 per share, outstanding and entitled to vote, of which 27,424,778 votes were present or represented by proxy at the Special Meeting, which number constituted a quorum. The final results of each of the proposals submitted to a vote of stockholders at the Special Meeting are set forth below.  Each such proposal is further described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on May 17, 2022.

Proposal 1. The Company’s stockholders approved the proposal to adopt the Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, UnitedHealth Group Incorporated and Lightning Merger Sub Inc. by the votes indicated (such proposal, the “Merger Proposal”):

For	Against	Abstentions	Broker Non-Votes
27,304,670	41,307	78,801	---

Proposal 2. The Company’s stockholders approved, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers by LHC that is based on or otherwise relates to the transactions contemplated by the Merger Agreement by the votes indicated:

For	Against	Abstentions	Broker Non-Votes
26,748,673	245,372	430,733	---

Proposal 3. In connection with the Special Meeting, the Company solicited proxies with respect to a proposal to adjourn the Special Meeting from time to time, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the Merger Proposal if there were insufficient votes at the time of the Special Meeting to approve the Merger Proposal (such proposal to adjourn the Special Meeting, the “Adjournment Proposal”). Because there were sufficient votes from the Company’s stockholders to approve the Merger Proposal, adjournment of the Special Meeting was unnecessary and the Adjournment Proposal was not called.

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LHC GROUP, INC.

Date: June 21, 2022	By:	/s/ Joshua L. Proffitt
		Name:	Joshua L. Proffitt
		Title:	President and Chief Operating Officer